UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2021

AVISTA CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue Spokane, Washington 99202-2600

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 509-489-0500

Web site: http://www.myavista.com

None
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock	AVA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Other Events

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2021, Avista Corporation (Avista Corp. or the Company) announced that Sena Kwawu has been nominated to join the Avista Corp. board of directors. Mr. Kwawu will stand for election by the shareholders and, if elected, will join the board effective May 11, 2021.

Mr. Kwawu, if elected, will fill the vacancy created by the upcoming retirement of Marc Racicot, who has reached the mandatory retirement age of 72 under the Company’s bylaws. Mr. Racicot has been a Director since 2009, and he most recently served on the Finance Committee and the Environmental, Technology and Operations Committee of the Board. Mr. Racicot’s retirement will become effective on May 11, 2021.

Mr. Kwawu, 52, is the Senior Vice President of Operations at Frontdoor, Inc. Prior to joining Frontdoor, Mr. Kwawu served as Senior Vice President of Finance and Business Operations at Starbucks. Mr. Kwawu’s career also includes global leadership roles with State Street Corporation, Genworth Financial and General Electric Company.

Mr. Kwawu earned a bachelor’s degree in business administration from George Washington University and a Master of Business Administration from the University of Michigan.

Mr. Kwawu will stand for election to the board at the next meeting of shareholders on May 11, 2021. As a director, Mr. Kwawu will receive compensation consistent with the other non-employee directors of Avista Corp. which includes an annual retainer of $170,000, of which a minimum of $90,000 is paid in Company common stock, and $1,500 for each meeting of the Board or any Committee of the Board attended. Committee Chairs and the Lead Director receive additional compensation.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press release dated March 10, 2021, which is being filed pursuant to Item 5.02.
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	March 10, 2021	/s/ Mark T. Thies
Mark T. Thies
Executive Vice President,
Chief Financial Officer, and Treasurer